Exhibit 21

Subsidiaries of Preferred Apartment Communities Inc.
Subsidiary Name	Jurisdiction of Formation
525 Avalon Park, LLC	Delaware
Barclay Crossing, LLC	Delaware
Berryessa Lending, LLC	Delaware
CDP Duval Two Lending, LLC	Delaware
Claiborne Crossing, LLC	Delaware
Deltona Landing, LLC	Delaware
Main Street Apartment Homes, LLC	Maryland
Main Street Baldwin, LLC	Delaware
Main Street Stone Creek, LLC	Delaware
Neapolitan Way Shopping Center, LLC	Florida
New Market – Anderson, LLC	Delaware
New Market – Berry, LLC	Delaware
New Market Brawley GP, LLC	Delaware
New Market – Brawley, LP	Delaware
New Market - Castleberry, LLC	Delaware
New Market – Champions, LLC	Delaware
New Market – Cherokee, LLC	Delaware
New Market – Conway, LLC	Delaware
New Market - Crossroads, LLC	Delaware
New Market – Cumming, LLC	Delaware
New Market – Disston, LLC	Delaware
New Market – East Gate, LLC	Delaware
New Market – Fairfield, LLC	Delaware
NMP – C4 Fairfield S/C, LLC	Delaware
New Market – Fairview, LLC	Delaware
New Market – Free State, LLC	Delaware
New Market – Furys Ferry, LLC	Delaware
New Market - Gallatin, LLC	Delaware
New Market – Gayton, LLC	Delaware
New Market – Governors, LLC	Delaware
New Market – Hanover GP, LLC	Delaware
New Market – Hanover, LP	Delaware
New Market Heritage GP, LLC	Delaware
New Market – Heritage, LP	Delaware
New Market – Hollymead, LLC	Delaware
New Market - Irmo, LLC	Delaware
New Market Maynard GP, LLC	Delaware
New Market - Maynard, LP	Delaware
New Market – Midway, LLC	Delaware
New Market – Neapolitan, LLC	Florida

Exhibit 21

New Market – Oak Park, LLC	Delaware
New Market – Overlook, LLC	Delaware
New Market – Parkland, LLC	Delaware
New Market – Parkland Outparcel, LLC	Delaware
New Market – Plano, LLC	Delaware
New Market – Polo Grounds, LLC	Delaware
New Market Properties, LLC	Maryland
New Market - Rockbridge, LLC	Delaware
New Market – Rosewood, LLC	Delaware
New Market – Royal Lakes, LLC	Delaware
New Market – RW, LLC	Delaware
New Market – Sandy Plains, LLC	Delaware
New Market – Southgate, LLC	Delaware
New Market – Summit Point, LLC	Delaware
New Market – Thompson Bridge, LLC	Delaware
New Market – University Palms, LLC	Delaware
New Market – Victory Village, LLC	Delaware
New Market – Wade Green, LLC	Delaware
New Market – Wakefield GP, LLC	Delaware
New Market – Wakefield, L.P.	Delaware
New Market - West Town, LLC	Delaware
New Market - Woodmont, LLC	Delaware
NMP Kingwood Glen, LLC	Delaware
NMP Neapolitan JV Member, LLC	Delaware
NMP Nexton Investor, LLC	Delaware
C4 Nexton PLX, LLC	Delaware
Oxford City Vista Apartments, LLC	Delaware
Oxford City Vista Development, LLC	Georgia
PAC 5 Oaks, LLC	Delaware
PAC Adara, LLC	Delaware
PAC Aldridge at Town Village, LLC	Delaware
PAC Anson, LLC	Delaware
PAC Artisan at Viera, LLC	Delaware
PAC Beaver Ruin Lending, LLC	Delaware
PAC Blake, LLC	Delaware
PAC Operations, LLC (f/k/a PAC Carveout, LLC)	Delaware
PAC CDP Davenport Lending, LLC	Delaware
PAC Chestnut Farm GP, LLC	Delaware
PAC Chestnut Farm, LP	Delaware
PAC Citilakes, LLC	Delaware
PAC Citrus Village, LLC	Delaware
PAC Citypark View, LP	Delaware
PAC Citypark View GP, LLC	Delaware

Exhibit 21

PAC City Park View II, LP	Delaware
PAC City Vista Apartments, LLC	Delaware
PAC Crosstown Walk, LLC	Delaware
PAC Cumming Lending, LLC	Delaware
PAC Cypress, LLC	Delaware
PAC Ellison, LLC	Delaware
PAC Finance, LLC	Maryland
PAC Founders Village, LLC	Delaware
PAC Galleria 75 II, LLC	Delaware
PAC Green Park, LLC	Delaware
PAC Gwinnett Lending, LLC	Delaware
PAC Hanover Apartments GP, LLC	Delaware
PAC Hanover Apartments LP	Delaware
PAC Hidden River, LLC	Delaware
PAC Hidden River Capital Lending II, LLC	Delaware
PAC Hidden River Lending II, LLC	Delaware
PAC Hudson Lending, LLC	Delaware
PAC Kingson, LLC	Delaware
PAC Lending, LLC	Delaware
PAC Lenox, LLC	Delaware
PAC Lenox Regent, LLC	Delaware
PAC Lenox Retreat, LLC	Delaware
PAC Lenox Village, LLC	Delaware
PAC Lirio at Rafina, LLC	Delaware
PAC Luxe, LLC	Delaware
PAC MBS, LLC	Delaware
PAC Menlo, LLC	Delaware
PAC Midlothian, LLC	Delaware
PAC Naples, LLC	Delaware
PAC NC GP, LLC	Delaware
PAC Nexton Lending, LLC	Delaware
PAC Northpointe, LLC	Delaware
PAC Overlook at Crosstown Walk, LLC	Delaware
PAC Overton Rise, LLC	Delaware
PAC Parkside at the Beach, LLC	Delaware
PAC Pooler Capital Lending, LLC	Delaware
PAC Pooler Lending, LC	Delaware
PAC Presidio, LLC	Delaware
PAC Reserve at Summit Crossing, LLC	Delaware
PAC Retreat at Greystone, LLC	Delaware
PAC Sarasota, LLC	Delaware
PAC Sorrel, LLC	Delaware

Exhibit 21

PAC Sorrel II, LLC	Delaware
PAC Summit Crossing, LLC	Georgia
PAC Summit Crossing II, LLC	Delaware
PAC Vestavia, LLC	Delaware
PAC Vintage Horizon Lending, LLC	Delaware
PAC Vintage Jones Franklin Lending, LLC	Delaware
PAC Wiregrass Ranch, LLC	Delaware
PACOP Special Member, Inc.	Delaware
Parkway Centre, LLC	Delaware
Parkway Town Centre, LLC	Delaware
POP 3 Ravinia, LLC	Delaware
POP Brevard Street GP, LLC	Delaware
POP Brevard Street LP	Delaware
POP Carveout, LLC	Delaware
POP Westridge, LLC	Delaware
Powder Springs-Macland Retail, LLC	Delaware
Preferred Apartment Advisors, LLC	Delaware
Preferred Apartment Communities Operating Partnership, L.P.	Delaware
Preferred Office Properties, LLC	Maryland
Salem Cove, LLC	Delaware
SE Grocery LLC	Delaware
Spring Hill Plaza, LLC	Delaware
Stone Rise Apartments, LLC	Delaware
Sunbelt Retail, LLC	Delaware
Sweetgrass Corner, LLC	Delaware
Woodstock Crossing Center, LLC	Georgia